Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

Exhibit 10.244

Vehicle Rental Supply Agreement

     This VEHICLE RENTAL SUPPLY AGREEMENT (the “Agreement”) is effective as of March 5, 2008 (the “Effective Date”), by and between Expedia, Inc., a Washington corporation, individually and as agent for Travelscape, Inc. dba Expedia Travel, a Nevada corporation (“EI”) and Dollar Thrifty Automotive Group, Inc., a Delaware corporation, for itself and on behalf of its subsidiaries, Affiliates and licensees collectively (“Supplier”).  All undefined capitalized terms used in this Agreement shall have the definition set forth on Exhibit A, attached hereto, or as defined and set forth on Exhibit B, attached hereto.

Recitals

A.	EI provides travel information and reservation services, both directly and through Affiliates.

B.	Supplier provides rental car services to consumers.

C.
The parties have entered into that Vehicle Rental Supply Agreement, dated April, 2006, as amended by that Addendum and Amendment to Vehicle Rental Supply Agreement, dated July 24, 2006, as further amended by that Second Addendum to Vehicle Rental Supply Agreement, dated November 28, 2006, as further amended by that Third Addendum to Vehicle Rental Supply Agreement, dated August 8, 2007 (collectively, the “Original Agreements”)

D.	EI and Supplier desire to arrange for information and reservations services for Supplier’s car rentals to be available through the Booking Channels as provided in this Agreement.

Agreement

The parties hereby agree as follows:

1.	Compensation.

1.1.
Agency Commission.  Supplier shall pay EI or its Affiliates commission fees (“Agency Commission Fees”) equal to [***] of Supplier Agency Revenue.  Supplier shall pay all Agency Commission Fees on a per-booking basis not later than [***] after the completion of the applicable car rental.

1.2.	Agency Override. Supplier shall pay EI the following override fees (“Agency Override Fees”):

[***]

All Supplier Agency Revenue amounts shall be calculated using NPC data as confirmed by internal Expedia reporting tools.  Supplier shall pay Agency Override Fees on a quarterly basis, commencing on the Preferred Launch Date.  Quarterly Agency Override Fee payments shall be calculated by dividing the Annual Supplier Agency Revenue Targets into four equal parts.  At the end of each four-quarter period, commencing on the Preferred Launch Date, EI’s performance shall be evaluated with respect to the Annual Supplier Agency Revenue Targets and any shortfall or overpayment shall be reconciled not later than fifteen (15) days from receipt of invoice for such reconciliation.  If EI achieves or surpasses the applicable performance threshold set forth above in any given performance period (e.g. quarterly or annually, as applicable), then the highest applicable Agency Override Amount will apply to all bookings within that performance period.

1.3.
Merchant Bookings.  In addition to commissionable bookings on which EI may earn a commission, Supplier  may make Merchant Bookings available for booking through the Booking Channels, which bookings shall be made available in accordance with the terms and conditions set forth in Section 2 below.

1.3.1.
Canada Standalone Merchant Bookings.  Without limiting Section 1.3, Supplier shall make Merchant Bookings available through the Canada Booking Channels in accordance with the terms and conditions mutually agreed upon by the parties from time to time.  Supplier shall set the net rates for Merchant Bookings made available through the Canada Booking Channels under this Agreement in accordance with a schedule of rates mutually agreed upon by the parties from time to time.  [***]  If, after [***] of EI sending such notice to Supplier, Supplier has not made the adjustments, EI may in its sole discretion elect to stop listing the Supplier’s car rentals in the given market through the Canada Booking Channels.  Supplier shall provide written notice prior to any increase, decrease, or change to the rates or terms and conditions.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
 Dollar Thrifty Automotive Group, Inc.

1.3.2.	Canada Standalone Merchant Override. Supplier shall pay EI the following override fees (“Standalone Merchant Override Fees”)

[***]

All Standalone Merchant Performance amounts shall be calculated using EI’s internal reports based on drop off date bookings and revenue (i.e. bookings made and revenue calculated as of the date vehicles are returned by the customer).  Supplier shall pay Standalone Merchant Override Fees on a quarterly basis, commencing on the Preferred Launch Date.  Quarterly Agency Override Fee payments shall be calculated by dividing the Annual Standalone Merchant Revenue Targets into four equal parts.  At the end of each four-quarter period, commencing on the Preferred Launch Date, EI’s performance shall be evaluated with respect to the Annual Standalone Merchant Revenue Targets and any shortfall or overpayment shall be reconciled not later than fifteen (15) days from receipt of invoice for such reconciliation.  If EI achieves or surpasses the applicable performance threshold set forth above in any given performance period (e.g. quarterly or annually, as applicable), then the highest applicable Standalone Merchant Override Amount will apply to all bookings within that performance period.  Should Dollar wish to increase participation to additional locations, new override performance targets will be mutually agreed upon in writing at that time.

1.4.
Package Bookings.  In addition to commissionable bookings on which EI may earn a commission, Supplier may file Package Bookings for booking through the Booking Channels.  Supplier shall make Package Bookings available through the Booking Channels in accordance with the terms and conditions set forth in Section 2 below.

1.5.	Package Override. Supplier shall pay EI the following override fees (“Package Override Fees”):

[***]

Package Override performance shall be calculated at the end of each three-month period, commencing on the Preferred Launch Date, based on drop off date bookings and revenue (i.e. bookings made and revenue calculated as of the date vehicles are returned by the customer) as recorded in EI’s internal reporting tools, and Supplier shall pay Package Override Fees to EI not later than fifteen (15) days after receipt of invoice for such Package Override Fees to the US Billing Address or such other address as EI may specify from time to time.  Within fifteen days from the end of each four-quarter period, commencing on the Preferred Launch Date, EI shall calculate the annual number of package bookings for that period. [***]

2.	Parity Obligations.

2.1.	[***]

2.2.	[***]

2.3.	[***]

2.4.
Customer Service Parity.  Supplier shall not discriminate against or disfavor EI, its Affiliates or any customers of EI or its Affiliates as compared to any other travel services company in the assessment of service fees or other charges, in the provision of customer service, in the provision of agent support, in providing access to any services or features, whether currently existing, new, upgraded, or updated, or in any other way.

2.5.	[***]

2.6.	[***]

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

3.	Display Obligations.

3.1.	[***]

3.2.
Supplier Display Obligations.  Supplier shall place a link entitled “Expedia Car Rentals” in a prominent and mutually agreed on place on www.dollar.com, www.thrifty.com, or any other Supplier-owned or controlled web site that offers Car Rental Inventory for sale to the general public, that shall point to a mutually agreed on landing page on www.Expedia.com.  Also, Supplier agrees that EI and its Affiliates may develop, at their own expense, exclusive benefits and programs for their customers who book car rentals with Supplier through the Booking Channels (“Benefits Program”).  Supplier shall use commercially reasonable efforts to accommodate the efforts of EI and its Affiliates to develop the Benefits Program.

4.	Special Funds.

4.1.	Marketing Incentive Program: Supplier shall pay [***] of Supplier Agency Revenue into a fund held by and maintained by EI:

4.1.1.
If the marketing funds have not been exhausted at the end of any three-month period, commencing on the Preferred Launch Date, the remaining marketing funds shall be transferred automatically to the marketing funds for the following three month period. Funds transferred from a prior three-month period shall be exhausted prior to the use of funds earned in any given three-month period.  If the transferred marketing funds remain unused after one (1) three-month period, they shall become property of EI.

4.1.2.
The marketing funds shall be used for purposes of marketing on Expedia.com, Expedia.ca, or any other EI owned or controlled web sites as may be mutually agreed between the parties, and may not be exchanged for cash and any marketing funds not used at the expiration or termination of this Agreement shall revert automatically to EI.

4.1.3.
Governing Rule for Advertisement Fund: Subject to the other terms and conditions of this Agreement, the size, form, and placement of promotional exposure in support of Supplier shall be subject to a mutual prior approval, and will be governed by the terms and conditions of Expedia’s standard Advertising Insertion Order and the Rate Card. Additional advertising may be purchased by Supplier at any time and will be negotiated separately from this Agreement.

4.1.4.
All Supplier Agency Revenue amounts shall be calculated on a monthly basis using EI’s internal market share reports based on drop off date bookings and revenue (i.e. bookings made and revenue calculated as of the date vehicles are returned by the customer).  Supplier shall pay all amounts due pursuant to this Section 4.1 through NPC, or such other payment processing system as the parties may mutually agree in writing, on a per booking basis.

4.2.
Car Fund.  Supplier agrees to provide EI with a Car Fund equal to [***] of all Merchant Booking Revenue.  For the purposes of the Agreement “Car Fund” means that Supplier shall provide EI an account which EI or its Affiliates may use to pay for car rentals from Supplier.  Supplier shall credit this account within 25 days after the end of each month in the amount equal to [***] of the Merchant Booking Revenue. The rentals are subject to the terms and conditions of the Supplier rental agreement.   This provision plus any positive balance in the Car Fund shall survive for six (6) months after the termination or expiration of this Agreement.

4.3.
Premium Memberships.  If Supplier develops a premium membership program, Supplier shall make available to EI or its Affiliates [***] memberships in such program for use by employees of Expedia and/or its Affiliates.

5.	Term; Termination; and Remedies.

5.1.
Term.  Unless earlier terminated pursuant to Section 5.2, this Agreement shall be effective from the Effective Date and will remain in effect for three (3) years from the Preferred Launch Date (the “Term”).  Notwithstanding this Section 5.1 and Section 18 of the General Terms and Conditions, the terms and conditions of the Original Agreement, shall continue in full force and effect, and shall not be superseded by the terms and conditions of this Agreement until the Preferred Launch Date, at which time (i) the Original Agreement shall automatically terminate, (ii) any unexpired override compensation targets and payout obligations shall be prorated to the Preferred Launch Date and paid within fifteen (15) days of receipt of invoice for such obligations, and (iii) the terms and conditions of this Agreement shall come into full force and effect.

5.2.	Termination. A party may terminate this Agreement effective immediately only when:

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

5.2.1.	The other party breaches a material term of this Agreement and such breach remains uncured for thirty (30) days after receipt of notice of breach by the breaching party; or

5.2.2.
The other party files or institutes proceedings for bankruptcy (whether voluntary or involuntary), becomes insolvent, or makes an assignment for the benefit of creditors, or commences or becomes subject to any similar action or proceeding.

5.3.
Remedies.  In addition to the termination rights set forth in Section 5.2 above, EI, or its Affiliates as applicable, shall, in its sole discretion, have the right to discontinue the display of Car Rental Inventory for any Supplier Locations if such Supplier Location breaches Section 2 for a period exceeding thirty (30) days. In the event that [***] or more of Supplier Locations breach Section 2 in any given twelve-month period, such breach shall be considered a material breach by Supplier entitling Expedia to remedies including but not limited to termination pursuant to Section 5.2 above.

6.
Marketing.  EI and its Affiliates shall have the right to use Supplier’s trademark to promote Supplier through online and offline advertising, including, but not limited to, online banner advertising, search engine marketing, or purchase of keywords.  Supplier shall take all steps reasonably necessary to accommodate EI’s and its Affiliates’ marketing efforts.

7.	General Terms and Conditions. The General Terms and Conditions set forth on Exhibit B, attached hereto, are hereby incorporated and made a part of this Agreement.

8.
Governing Law, Jurisdiction and Venue.  This Agreement is governed by the laws of the State of Washington.  Supplier consents to the exclusive jurisdiction and venue of courts in King County, Washington for all disputes arising out of or relating to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the dates indicated below.

Expedia, Inc. (s) Lloyd Johnson	Dollar Thrifty Automotive Group, Inc. (s) Charles A. Coniglio
Name: Lloyd Johnson Title: SVP, Transport & Tour	Name: Charles A. Coniglio Title: Vice President
Travelscape, Inc. By: Expedia, Inc., its agent (s) Lloyd Johnson
Name: Lloyd Johnson Title: SVP, Transport & Tour

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

EXHIBIT A
DEFINITIONS

“Affiliates” means, with respect to Supplier, any entity that is directly or indirectly controlling, controlled by or under common control with Supplier including franchisee locations, and, with respect to EI, Expedia, Inc., a Delaware corporation and any entity directly or indirectly controlled by Expedia, Inc., a Delaware corporation.

 “Booking Channels” means all of the Expedia Booking Channels, the Canada Booking Channels, the Hotwire Booking Channels, and the ECT Booking Channels.

“Canada Booking Channels” means any of the IATA numbers set forth on Exhibit C, as amended from time to time in Expedia’s reasonable discretion, upon not less than thirty (30) days prior written notice to Supplier.

 “Car Rental Inventory” shall mean any available Supplier car rental booking, including, without limitation, terms and conditions relating to cancellation policy, change policy, refundability, opacity, loyalty program accrual, minimum advance purchase requirement, maximum advance purchase requirement, length of rental requirement, weekend rates, class of vehicle, upgrades, required deposits, mileage charges, loss damage waiver fees, underage driver fees, additional driver surcharges, state and local taxes, child seats, geographic restrictions, one way rental policy, peak or surcharge periods, fuel policy and other non-price elements and rules of rental.

“Dollar Bookings” means any booking made through the Booking Channels of Car Rental Inventory marketed under the Dollar Brand.

“ECT Agency Revenue” shall mean total time and mileage revenue arising out of a booking made through an ECT Booking Channel, less applicable taxes and fees.  Merchant Booking Revenue shall not be considered Supplier Agency Revenue.

“ECT Booking Channels” means any of the IATA numbers set forth on Exhibit D, as amended from time to time in Expedia’s reasonable discretion, upon not less than thirty (30) days prior written notice to Supplier.

“Expedia Booking Channels” means any of the IATA numbers set forth on Exhibit E, as amended from time to time in Expedia’s reasonable discretion, upon not less than thirty (30) days prior written notice to Supplier.

“Hotwire Booking Channels” means any of the IATA numbers set forth on Exhibit F, as amended from time to time in Expedia’s reasonable discretion, upon not less than thirty (30) days prior written notice to Supplier.

“Merchant Booking” means any completed rental made through the Booking Channels where a fixed non-commissionable net rate (as set by Supplier) is paid to Supplier regardless of the actual booking price paid by a customer through the Booking Channels.  Supplier shall provide written notice prior to any change of the rates or terms and conditions.  On or before the 10th day of each month during the term of this Agreement, Supplier shall electronically forward to EI a billing statement in accordance with EI specifications listing all Merchant Bookings completed by customers booking through the Booking Channels through the last day of the previous month.  EI or its Affiliate shall remit the base rate for all Merchant Bookings not less than thirty (30) days after receipt of invoice therefore.  EI or its Affiliate shall be the merchant of record and shall pay all associated merchant credit, charge or debit card fees associated with any Merchant Booking.  EI or its Affiliate shall bear the risk of credit, charge or debit card collection, including all disputed charges.

“Merchant Booking Revenue” means all revenue received by Supplier in connection with Merchant Bookings, including Package Bookings, less:  (1) applicable Taxes and Fees, as defined in Exhibit B, and (2) the cost of optional insurance products, fuel charges, optional upgrades, infant seats, GPS rentals or other optional items or services which are sold or rented at the rental counter, made through the Booking Channels.

“Package Bookings” means Merchant Bookings in which a car rental booking is made in conjunction with a flight or hotel reservation and a single price is displayed to the customer without specifying the cost of any single component.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

“Package Revenue” means all revenue received by Supplier in connection with Package Bookings made through the Booking Channels.

“Preferred Launch Date” means the earlier of the date upon which Supplier’s Thrifty brand first participates in the Preferred Marketing Program on Expedia.com or August 6, 2008.  EI shall provide Supplier with written confirmation specifying the Preferred Launch date within two (2) days of the Preferred Launch Date.

[***]

 “Supplier Agency Revenue” means total time and mileage revenue arising out of all completed vehicle rentals arising from bookings made through the Booking Channel, less:  (1) applicable Taxes and Fees, as defined in Exhibit B, (2) the cost of optional insurance products, fuel charges, optional upgrades, infant seats, GPS rentals or other optional items or services which are sold or rented at the rental counter; and (3) the total time and mileage revenue arising out of all completed vehicle rentals arising from bookings made through the ECT Booking Channels pursuant to the negotiated programs listed on Exhibit G, attached hereto.  Merchant Booking Revenue shall not be considered Supplier Agency Revenue.

“Supplier Booking Channel” means www.dollar.com, www.thrifty.com or any other online or offline booking channel owned or controlled by Supplier and/or any Supplier Affiliate.

“Supplier Location” means a physical location where an auto rental business is operated, including sites for the delivery of rental vehicles, under the Supplier’s logo, trademarks, or tradenames.

“Third Party Booking Channel” means any online or offline booking channel authorized by Supplier to book or sell Supplier’s car rentals.

“Thrifty Bookings” means any booking made through the Booking Channels of Car Rental Inventory marketed under the Thrifty Brand.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.
 EXHIBIT B
GENERAL TERMS AND CONDITIONS

1. Customer Service.  Supplier shall honor all reservations made through the Booking Channels according to Supplier’s rules and policies in effect at the time the reservation is made.  Supplier acknowledges that providing superior customer service is essential not only to the success of its business but also to the reputation and integrity of EI and its Affiliates, and shall provide the highest level of customer service to customers that book with Supplier through the Booking Channels.

2. Third Party Rights.  Further, Supplier agrees to honor all reservations made through EI or any of its Affiliates and, to the extent that the reservation is made by such an Affiliate:  (a) such Affiliate is a third party beneficiary of the Agreement, (b) such Affiliate has, in connection with such reservations, all of the rights and remedies of EI under the Agreement, and (c) the Agreement may be enforced by EI, such Affiliate, or both.

3. Unavailable Bookings.  In the event a car rental is unavailable according to a confirmed reservation, Supplier shall arrange, at its expense, for a suitable alternate car rental and shall reimburse the customer for any additional expense incurred therefore in a manner at least as favorable to the customer as generally offered by Supplier to its other customers.  In addition, EI shall be credited with the alternate car rental booking based upon the rental rates quoted at the time of reservation.

4. Customer Inquiries.  In response to all customer inquiries or complaints, including those referred to it by EI or its Affiliates, Supplier shall provide a formal written response to EI, shall contact the complaining customer within two (2) business days, and shall make commercially reasonable efforts to promptly resolve the complaint

5. Advertising to EI’s Customers.  Supplier shall not use information returned to EI’s system to attempt to or to persuade or induce a customer utilizing the Booking Channels to make a reservation outside of the Booking Channels or to cancel a reservation made through the Booking Channels for re-booking through any other means.  Supplier shall not make, and shall not allow any entity that Supplier distributes its car rentals through to make, promotional or merchandising reference to EI or any of its Affiliates’ trademark in any way except with the express written permission of the EI for each such use, including making a reference in any promotion or advertisement that does not directly refer to EI or its Affiliates, but could be understood by a reasonable person as referring to EI or its Affiliates.

6. CRS Booking Fee.  For reservations through the Booking Channels that also pass through a CRS, the amounts due to EI under this Agreement shall not include any booking fee that would be due to the CRS separately pursuant to the applicable agreement between Supplier and such CRS.  Supplier shall be required to make the CRS booking fee payment directly to the applicable CRS for such transactions.

7. Trademarks.  Supplier hereby grants to EI and its Affiliates a limited, nontransferable, nonexclusive license to use the trademarks, service marks, logos, trade names and copyrights of Supplier and its Affiliates (collectively, the “Marks”) solely for the purpose of promoting Supplier.  Supplier hereby represents and warrants that it has the full and exclusive right to grant or otherwise permit EI and its Affiliates to use the Marks as set forth in this Agreement, and that it is aware of no conflicting third party rights.  Except as set forth in this Agreement, the right to license and use the Marks shall remain exclusively with Supplier, and neither EI nor its Affiliates shall have any right to grant sublicenses.  EI and its Affiliates shall use the Marks exactly in the form provided and in conformance with any Supplier trademark and logo usage guidelines that Supplier may provide to EI or its Affiliates in writing from time to time.  Other than the rights specifically granted herein, no right, title or interest in the Supplier’s or its Affiliates’ Marks is transferred to EI or its Affiliates.  Neither EI nor its Affiliates shall take any action inconsistent with Supplier’s or its Affiliates’ ownership of their Marks, and any benefits accruing from use of such Marks shall automatically vest in Supplier or its Affiliates, as applicable.  Neither EI nor its Affiliates shall form any combination marks with Marks.  Any violation of this Section 7 of these General Terms and Conditions would not be a material breach.  Provided, however; that Supplier may terminate the foregoing trademark license if EI breaches this Section 7 and fails to cure such breach within fifteen (15) days’ written notice of such breach by Supplier delivered to EI.  Notwithstanding anything to the contrary herein, in its keyword purchasing activities, Expedia agrees not to outrank an advertising or sponsorship position triggered in Google, Yahoo, MSN, Ask, AOL and Looksmart with respect to the following Supplier trademarks: “Thrifty”, “Thrifty Car Rental”, “Be Smart, Buy Thrifty”, “Drivewise”, “Thrifty.com”, “The Sensible Alternative”, “Blue Chip”, “True Blue Pride”, “Best of All, It’s Thrifty”, “Thrifty Rental Car”, Thrifty Rental Cars”, “Thrifty Car Rentals”, “Blue Chip Rewards”, “SmartBiz”, “Dollar”, “Dollar Rent A Car”, “Dollar Makes Sense”, “Dollar.com”, “Dollar Travel”, “Dollar Tours”, “Dollar Car Rental”, “Dollar Car Rentals”, “Dollar Rental Car”, “Dollar Rental Cars” “Home of Our Lowest Rates”, “Fastlane”, “Dollar Express Rewards”, “Dollar Express”, “Dollar 4Business” and “Right on the Airport. Right On.”.  Supplier agrees not to outrank an advertising or sponsorship position triggered in Google, Yahoo, MSN, Ask, AOL and Looksmart with respect to the following Expedia trademarks: [“EXPEDIA”, “EXPEDIA.COM”, EXPEDIA TRAVELS”, “EXPEDIA TO GO”, “TRIPCONTROLLER”, “TRAVELLER OPINIONS”, “NEWTRADE”, “WWTE”, “WHERE TO FIND THE ONE OF A KIND”, “DON’T JUST TRAVEL. TRAVEL RIGHT”, OR “TRAVELSCAPE”].  Supplier represents to Expedia that Supplier shall not place restrictions on Expedia’s keyword bidding activities that are more restrictive than those that Supplier places on any other Third Party Booking Channels.

8. Reporting of Bookings.  Through NPC or other mutually agreed upon method, Supplier shall deliver to EI electronic reports detailing the booking information for each car reservation in a record layout format that contains the information specified in Exhibit G or such other format as is reasonably satisfactory to EI.

9. Audits.  Supplier agrees to keep all proper records and books of account and all proper entries therein relating to any calculations to be made by Supplier under this agreement for up to thirty-six (36) months from date of rental.  EI may cause an audit to be made, at its expense, of

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

Supplier’s applicable records in order to verify such calculations provided to EI no more than twice per year.  Such audit may be conducted by EI’s accounting department after not less than 72 hours prior written notice to Supplier, and shall be conducted during regular business hours at Supplier’s offices and in such a manner as not to interfere with Supplier’s normal business activities.  If an audit reveals an underpayment of five percent (5%) or more, then Supplier shall promptly pay the amount of the underpayment to EI and reimburse EI for its reasonable costs and expenses related to the audit. If an audit reveals an overpayment of five percent (5%) or more, then EI shall promptly pay the amount of the overpayment to Supplier.

10. System Connection, Ownership and Management.  The connection between Supplier’s internal reservation system and reservation services to EI shall initially be made through the Worldspan Computer Reservation System (“CRS”).  Such connection may in the future be made through other means in addition to or in lieu of the Worldspan CRS including, but not limited to, connection through one or more other CRSs.  Each party shall be responsible for all costs and expenses related to maintaining its computers, networks, communications, and connections, including without limitation those between Worldspan, EI’s systems, and Supplier’s internal reservation system.  Each party acknowledges that nothing in this Agreement constitutes an assignment or transfer of any right in the systems, software, networks or intellectual property of the other party.

11. DISCLAIMER.  EI DISCLAIMS, AND SUPPLIER HEREBY WAIVES, ALL WARRANTIES WITH RESPECT TO EI, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

12.  LIMITATION OF LIABILITY.  IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR WITH THE DELAY OR INABILITY TO USE EI’S BOOKING CHANNELS, OR FOR ANY INFORMATION, PRODUCT OR SERVICE OBTAINED THROUGH EI, OR OTHERWISE ARISING OUT OF THE USE OF EI’S BOOKING CHANNELS, WHETHER BASED ON CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF DAMAGES. IF EI IS, IN ANY EVENT, FOUND LIABLE TO SUPPLIER FOR ANY DAMAGES, THEN SUPPLIER’S REMEDY SHALL BE LIMITED TO THE AMOUNT OF ANY FEES OR CHARGES PAID BY SUPPLIER TO EI FOR ALL TRANSACTIONS RELATING TO THE MATTER FOR WHICH THE LIABILITY HAS BEEN DETERMINED.  EI SHALL NOT BE RESPONSIBLE FOR OR LIABLE TO SUPPLIER DUE TO THE FAILURE OF ANYONE WITH A RESERVATION OR PURCHASE MADE THROUGH EI TO REMIT PAYMENT TO SUPPLIER FOR SUCH RESERVATION OR PURCHASE OR FOR ANY OTHER DISPUTE BETWEEN SUPPLIER AND ANY USER OF THE BOOKING CHANNELS OR ANYONE ELSE.

13. Governing Law, Jurisdiction and Venue.  This Agreement is governed by the laws of the State of Washington.  Supplier consents to the exclusive jurisdiction and venue of courts in King County,

Washington for all disputes arising out of or relating to the subject matter hereof.

14. Relationship.  No joint venture, partnership, or employment relationship exists between Supplier and EI as a result of this Agreement.  Neither EI nor Supplier shall hold itself out as representative, or employee of the other party.  Except as expressly provided herein, this agreement is intended for the benefit of the parties hereto and no other party shall claim rights hereunder, whether as a third party beneficiary or otherwise.

15. No Waiver.  No term hereof shall be deemed waived and no breach excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented.  Any consent by any party to, or waiver of, a breach by the other, shall not constitute a consent to, waiver of, or excuse for any other different or subsequent breach.

16. Assignment. Neither EI nor Supplier may assign, hypothecate, pledge or sublicense any of its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that either party may assign to an Affiliate without written consent.

17. Notices.  Any notice required by this Agreement or otherwise made shall be made by prepaid first class U.S. mail or recognized overnight delivery service (or by email or fax provided that such notice is also sent via first class U.S. mail or recognized overnight delivery), addressed as follows:

If to EI:
Expedia, Inc.
Attn:  Michael Flory
3150 139th Ave. S.E., Suite 500
Bellevue, WA  98005
Fax:  (425) 546-7240
Email: mflory@expedia.com

If to Supplier:
Dollar Thrifty Automotive Group, Inc.
Attn:  Charlie Coniglio
5330 E. 31st Street
Tulsa, OK  74135
Fax:  (918) 669-3243

With copy to:
Expedia, Inc.
Attn:   General Counsel
3150 139th Ave. S.E., Suite 500
Bellevue, WA  98005
Fax:  (425) 546-7251

With  copy to:
Dollar Thrifty Automotive Group, Inc.
Attn:  General Counsel
5330 E. 31st Street
Tulsa, OK  74135
Fax:  (918) 669-3046

A party may change its address for notice by providing written notice to the other party as provided herein.

18. Entire Agreement; Modifications.  This Agreement and any Ad Insertion Agreement executed pursuant to this Agreement constitute the entire understanding and agreement between EI and Supplier and it supersedes all prior, contemporaneous or subsequent oral communications between the parties with respect to the subject matter.  This Agreement may only be amended or modified in a writing signed by the party sought to be bound by the amendment or modification.  If any term of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable, the remainder of the Agreement shall continue in effect without the invalid or unenforceable term.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

19. Confidentiality.  This Agreement and the information exchanged by the parties hereunder, including the terms and conditions hereof, shall be considered Confidential Information and is subject to the terms of the Non-Disclosure Agreement between the parties dated March 20, 2002.

20.  Public Statements; No Disparagement.  The parties agree that, upon execution of this Agreement, Supplier shall draft a press release and the parties shall work together in good faith to finalize and issue the press release announcing the execution of this Agreement that is mutually agreeable to each party.  Neither Supplier nor EI shall make disparaging comments about the other party, its products or services.  Neither party shall make any statement, reference or comment about the other party that could influence a potential customer not to use or buy a product or service offered by such other party, including any statements, references or comments that do not directly refer to such other party but could be understood by a reasonable person as referring to such other party.

21. Indemnity.  Supplier agrees to defend, indemnify and hold EI and its Affiliates and their officers, directors, partners, agents and employees harmless from and against any and all third party claims, demands, liabilities, actions, judgments, and expenses, arising out of or related to (i) any claim that EI’s or its Affiliates’ use of the Trademarks as permitted under Section 7 of these General Terms and Conditions infringes or misappropriates any patent, copyright, trademark, trade dress, trade secret or other intellectual property or other, proprietary or property right of any third party, (ii) the furnishing of any services (transportation or otherwise) or data by Supplier, (iii) a breach by Supplier of any applicable law or regulation; or (iv) a breach by Supplier of this Agreement (the “Supplier Claims”).  Supplier will pay any and all costs, damages and expenses, including, but not limited to, reasonable attorneys’ fees and costs awarded against or otherwise incurred by EI or its Affiliates in connection with or arising from any such Supplier Claims.  EI agrees to defend, indemnify and hold Supplier and its Affiliates and their officers, directors, partners, agents and employees harmless from and against any and all third party claims, demands, liabilities, actions, judgments, and expenses, arising out of or related to (i) the booking of car rental reservations through the Booking Channels, (ii) a breach by EI of any applicable law or regulation; or (iii) a breach by EI of this Agreement.  The indemnified party must promptly notify the indemnifying party in writing of a claim for which the indemnified party is seeking indemnification (“Indemnification Claim”); the failure to give prompt notice shall not relieve the indemnifying party of its obligations except to the extent that the indemnifying party is damaged as a result.  At all times, the indemnifying party shall have sole control over the defense and settlement of an Indemnification Claim.  Any indemnified party has the right, but not the duty, to participate in the defense and/or settlement of any Indemnification Claim with counsel of its own choosing and at its own expense, provided that the indemnified party and its counsel cooperate with and follow the direction of the indemnifying party in the defense of such Indemnification Claim.

22. Insurance.  Supplier represents and warrants that it has liability insurance coverage in an amount that is consistent with industry practice.  To the extent permitted by the law of Supplier’s jurisdiction, Supplier shall either (a) name EI and its Affiliates as an additional insured on any liability insurance policies on which it pays premiums, and deliver to EI certificates of insurance that verify compliance with the preceding clause or (b) provide other evidence of insurance acceptable to EI that indicates that EI and its Affiliates will be covered by Supplier's insurance in the event of a claim relating to this Agreement.  Supplier shall cause EI to receive thirty (30) days prior written notice before such insurance is cancelled or expires.  No later than ten (10) days prior to the date of expiration of an existing insurance policy, Supplier shall deliver new certificates (or other evidence) of insurance to EI for any renewal policies.  EI may terminate this Agreement if Supplier fails to comply with this provision.

23. Taxes and Fees.  Supplier shall pay to the appropriate tax authorities the full amount of Taxes and Fees applicable to all rental car reservations.  The term “Taxes” shall mean any and all taxes imposed by a federal, state or local government or authority upon the rental of a vehicle, including, without limitation, airport taxes, tourism development taxes, whether the tax obligation falls upon the individual Customer or upon the operator of the Supplier Location or otherwise, and any similar tax or non-tax charge, fee, pass-through or surcharge imposed on the basis of the rental, possession, or use of a rental car or Supplier Location.  The term “Fees” shall mean any fees, charged by Supplier or Supplier Location in addition to the base rental rate, including, without limitation, airport franchise or concession recoupment fees, consolidated facility charges or any other charges.

24. Tax Indemnity.  Supplier shall indemnify, defend and hold harmless EI and its officers, directors, employees, agents and Affiliates  from and against all assessments or payments for tax, interest and penalties for Taxes and Fees applicable to any rental car reservations as a result of (1) any Taxes and Fees calculated by Supplier being incorrect or (2) Supplier failing to pay, in whole or in part, any Taxes and Fees.  EI shall indemnify, defend and hold harmless Supplier and its officers, directors, employees, agents and Affiliates from and against all assessments or payments for tax, interest and penalties for the difference between the actual booking price paid by a customer for a Merchant Booking less the net rate as set by Supplier.  Each party further agrees, as part of this indemnification, to reimburse the other party and its officers, directors, employees, agents and Affiliates for any reasonable out-of-pocket expenses, including attorney’s fees and expenses, an Indemnitee may have incurred in connection with any such assessment or payment.

25. Force Majeure. If the performance of this Agreement or any obligation hereunder is prevented, restricted or interfered with by any act or condition whatsoever beyond the reasonable control of the affected party, the party so affected, upon giving prompt notice to the other party, shall be excused from such performance, except for the making of payments hereunder, to the extent of such prevention, restriction, or interference, for so long as the non-performing party uses reasonable efforts to resume performance.  In the event of a non-performance pursuant to this Section 25 for more than sixty (60) days, the other party may terminate this Agreement upon sixty (60) days written notice to the other party.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

EXHIBIT C
CANADA BOOKING CHANNELS

●	For purposes of this Agreement, this Agreement includes car reservations booked under the following IATA numbers:

[***]

Any third party that facilitates the booking of car rentals through Expedia and those IATA numbers specified above

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
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EXHIBIT D
ECT BOOKING CHANNELS

●	For purposes of this Agreement, this Agreement includes car reservations booked under the following IATA numbers:

[***]

Any third party that facilitates the booking of car rentals through Expedia and those IATA numbers specified above

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
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 EXHIBIT E
EXPEDIA BOOKING CHANNELS

●	For purposes of this Agreement, this Agreement includes car reservations booked under the following IATA numbers:

[***]

    Any third party that facilitates the booking of car rentals through Expedia and those IATA numbers specified above.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
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EXHIBIT F
HOTWIRE BOOKING CHANNELS

•	For purposes of this Agreement, this Agreement includes car reservations booked under the following IATA numbers:

[***]

    Any third party that facilitates the booking of Car rentals through Expedia and those IATA numbers specified above.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
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EXHIBIT G
REPORTING FORMAT

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

FIRST AMENDMENT
TO
VEHICLE RENTAL SUPPLY AGREEMENT

This FIRST AMENDMENT (the “First Amendment”) to Vehicle Rental Supply Agreement dated March 5, 2008 (the “Original Agreement”), by and between Expedia, Inc., a Washington corporation, individually and as agent for Travelscape, LLC, a Nevada limited liability company dba Expedia Travel (together, Expedia, Inc. and Travelscape, LLC shall be known as “EI”) and Dollar Thrifty Automotive Group, Inc., a Delaware corporation, for itself and on behalf of its subsidiaries and licensees (collectively, “Supplier”), is entered into as of February 1, 2009 (“Amendment Effective Date”).  Together, this First Amendment and the Original Agreement shall be known as the “Agreement”.  Capitalized terms not defined in this First Amendment are defined in the Original Agreement.  The parties hereby agree as follows:

1.	As of February 1, 2009, Section 1.3.2., Canada Standalone Merchant Override is hereby amended and restated in its entirety as follows:

1.3.2.	Canada Standalone Merchant Override. Supplier shall pay EI the following override fees (“Standalone Merchant Override Fees”)

[***]

All Standalone Merchant amounts shall be calculated using EI’s internal reports based on drop off date of rentals and revenue (i.e. consummated rentals and revenue calculated as of the date vehicles are returned by the customer).  Supplier shall pay Standalone Merchant Override Fees on a quarterly basis, commencing on the Preferred Launch Date.  Quarterly Agency Override Fee payments shall be calculated by dividing the Annual Standalone Merchant Revenue Targets into four equal parts.  At the end of each four-quarter period, commencing on the Preferred Launch Date, EI’s performance shall be evaluated with respect to the Annual Standalone Merchant Revenue Targets and any shortfall or overpayment shall be reconciled not later than fifteen (15) days from receipt of invoice for such reconciliation.  If EI achieves or surpasses the applicable performance threshold set forth above in any given performance period (e.g. quarterly or annually, as applicable), then the highest applicable Standalone Merchant Override Amount will apply to all bookings within that performance period.

2.
2008 Overrides.  The parties acknowledge and agree that override payments due to EI pursuant to Section 2.7 of that Vehicle Rental Supply Agreement by and between EI and Supplier dated May 1, 2006 (the “2006 Agreement”), as amended have not been made, and that such payments shall be made in a single lump-sum payment to be made by Supplier not later than thirty (30) days after the Effective Date of this First Amendment.  For purposes of calculating such overrides, the applicable annual override thresholds shall be prorated in order to account for the five-month period (i.e., March 2008 – July 2008) during which Dollar and Thrifty merchant products were made available through EI’s Canada booking channels pursuant to Section 2.7 of the 2006 Agreement.

3.	[***]

4.	Except as expressly amended by this First Amendment, the Original Agreement shall remain in full force and effect. All signed copies of this First Amendment shall be deemed originals.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

    IN WITNESS WHEREOF, the parties have executed this First Amendment effective as of the Amendment Effective Date set forth above.

Expedia, Inc.	Dollar Thrifty Automotive Group, Inc.

(s) Greg Schulze	(s) R. Scott Anderson
Name: Greg Schulze	Name:
Date: 29, April 2009	Date:
Title: VP, Transport & Tour	Title:

Travelscape, LLC
By: Expedia, Inc., its agent

(s) Greg Schulze
Name: Greg Schulze
Date: 29, April 2009
Title: VP, Transport & Tour

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
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SECOND AMENDMENT
TO
VEHICLE RENTAL SUPPLY AGREEMENT

     This SECOND AMENDMENT (the “Second Amendment”) to Vehicle Rental Supply Agreement dated March 5, 2008 (the “Original Agreement”), as previously amended by that First Amendment to Vehicle Rental Supply Agreement dated April 1, 2009 (the “First Amendment”) by and between Expedia, Inc., a Washington corporation, individually and on behalf of Travelscape, LLC, a Nevada limited liability company dba Expedia Travel, and on behalf of  WWTE Travel Ltd., an Irish limited corporation (together, Expedia, Inc., Travelscape and WWTE Travel Ltd. shall be known as “EI”) and Dollar Thrifty Automotive Group, Inc., a Delaware corporation, for itself and on behalf of its subsidiaries and licensees (collectively, “Supplier”), is entered into as of July 10, 2009 (“Second Amendment Effective Date”).  Together, this Second Amendment, the Original Agreement and First Amendment shall be known as the “Agreement”.  Capitalized terms not defined in this Second Amendment are defined in the Agreement.

RECITALS

WHEREAS, EI and Supplier are parties to the Original Agreement and First Amendment; and

WHEREAS, pursuant to the Original Agreement, as amended, Supplier is obligated to contribute an amount equal to [***] of all Merchant Booking Revenue to the Car Fund; and

WHEREAS, as of the Second Amendment Effective Date, EI and Supplier desire to replace any amounts currently held in the Car Fund with an amount equal to [***]; and

WHEREAS, EI and Supplier desire to modify Section 4.2 of the Original Agreement such that Supplier shall contribute an additional annual amount equal to [***] per year to the Car Fund as set forth below.

NOW, THEREFORE, the parties hereby agree as follows:

1.
Car Fund Initial Contribution.  Within ten (10) days of the Second Amendment Effective date, Supplier shall establish a fund equal to [***] to be used by EI for the purpose of paying for car rentals from Supplier (the “Car Fund”).  This Car Fund shall replace any Car Fund maintained pursuant to the Original Agreement.

2.
Car Fund Annual Contribution.  Supplier shall contribute an additional annual amount equal to [***] per year to the Car Fund that shall be divided into twelve (12) equal monthly contributions per year due on the first of each calendar month beginning on August 1, 2009.

3.
Car Fund Terms.  Car rentals made by EI using the Car Fund shall be subject to the terms and conditions of the Supplier Rental Agreement.  This provision plus any positive balance remaining in the Car Fund on the expiration or termination of the Agreement shall survive for six (6) months after such expiration or termination.

4.	Section 4.2 of the Original Agreement is hereby deleted in its entirety and replaced with Sections 1-3 above.

5.	All terms and conditions set forth in the Original Agreement and/or the First Amendment and not explicitly amended, modified, or deleted herein shall remain in full force and effect.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

IN WITNESS WHEREOF, the parties have executed this Second Amendment effective as of the Second Amendment Effective Date set forth above.

Expedia, Inc.	Dollar Thrifty Automotive Group, Inc.
as agent or Travelscape, LLC
and as agent for WWTE Travel Ltd.

(s) Greg Schulze	(s) Charlie Coniglio
Name: Greg Schulze	Name:	Charlie Coniglio
Title: VP, Transport & Tour	Title	VP, Marketing
Date: 29, Sep 2009	Date	8/5/09

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

THIRD AMENDMENT
TO
VEHICLE RENTAL SUPPLY AGREEMENT

This THIRD AMENDMENT (the “Third Amendment”) to Vehicle Rental Supply Agreement effective March 5, 2008 (the “Original Agreement”), as previously amended by that First Amendment to Vehicle Rental Supply Agreement effective April 1, 2009 (the “First Amendment”), that Second Amendment to Vehicle Rental Supply Agreement effective July 10, 2009 (the “Second Amendment”), by and between Dollar Thrifty Automotive Group, Inc., a Delaware corporation, for itself and on behalf of its subsidiaries, Affiliates and licensees (collectively, “Supplier”) and Expedia, Inc., a Washington corporation, individually and as agent for Travelscape, LLC, a Nevada limited liability company dba Expedia Travel, is entered into as of June 16, 2011 and shall be effective as of August 1, 2011 (the “Third Amendment Effective Date”).  Together, this Third Amendment, the Original Agreement, First Amendment and Second Amendment shall be known as the “Agreement.”

RECITALS

WHEREAS, EI (as defined below) and Supplier are parties to the Agreement, which sets forth the terms and conditions for information and reservations services for Supplier’s car rentals to be made available through the Booking Channels; and

WHEREAS, EI (as defined below) and Supplier desire to amend the Agreement as set forth herein;

NOW, THEREFORE, the parties hereby agree as follows:

AGREEMENT

1.
The Agreement shall include Carrentals LLC, a Delaware limited liability company (“Carrentals”).  Expedia, Inc., Travelscape, LLC, and Carrentals shall be collectively referred to in the Agreement as “EI” or “Expedia".

2.     The first sentence of Section 1.1 of the Agreement shall be amended and restated in its entirety as follows:

“Supplier shall pay EI or its Affiliates commission fees (“Agency Commission Fees”) equal to [***] of Supplier Agency Revenue.”

3.	For all periods commencing on or after the Third Amendment Effective Date, the table in Section 1.2 of the Agreement shall be shall be amended and restated in its entirety as follows:

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

[***]

For the avoidance of doubt, the Agency Override Fees for any period(s) commencing prior to the Third Amendment Effective Date shall use the prior table in Section 1.2 of the Agreement.

4.     A new Section 1.6 shall be added to the Agreement, as set forth below:

“1.6.  Carrentals Fee.  Supplier shall pay an additional booking fee of [***] for each completed rental made through the Carrentals Booking Channels.”

5.     The following shall be added at the end of Section 3.1 of the Agreement:

[***]

4.
The lead-in clause of Section 4.1 of the Agreement shall be amended and restated in its entirety as follows:  “Subject to Section 4.1.5, Supplier shall pay [***] of Supplier Agency Revenue into a fund held by and maintained by EI:”

5.      A new Section 4.1.5 shall be added to the Agreement, as set forth below:

“4.1.5                 Supplier’s obligation to pay [***] of all Supplier Agency Revenue arising from the Carrentals Booking Channels shall be suspended until such time as EI has provided written notice to Supplier (which the EI and Supplier agree may be delivered via email) that the Carrentals Booking Channels are able to display advertising.  For all periods during the Term following such written notice, Supplier shall be obligated to pay [***] of all Supplier Agency Revenue, including Supplier Agency Revenue arising from the Carrentals Booking Channel.”

6.      Subsection 2 of Section 4.2 of the Agreement shall be deleted in its entirety and replaced with the following:

“2.  Car Fund Annual Contribution.  Supplier shall contribute an additional annual amount equal to [***] per year to the Car Fund that shall be divided into twelve (12) equal monthly contributions per year, due on the first of each calendar month beginning on August 1, 2011.”

7.      Section 5.1 of the Agreement shall be deleted in its entirety and replaced with the following:

“5.1.  Term.  Unless earlier terminated pursuant to Section 5.2, this Agreement shall be effective from the Effective Date and will remain in effect through July 31, 2015.

8.     The following amendments shall be made to the definitions in Exhibit A to the Agreement:

a.	The following definitions shall be amended and restated in their entirety as follows:

“Booking Channels” means all of the Expedia Booking Channels, the Canada Booking Channels, the Hotwire Booking Channels, the ECT Booking Channels and the Carrentals Booking Channels.”

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
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“Preferred Launch Date” means August 1, 2008, which is the date on which Supplier’s Thrifty brand first participated in the Preferred Marketing Program on Expedia.com.

b.	The following shall be added as a new definition:

“Carrentals Booking Channels” shall be the IATA numbers set forth on Exhibit I, which are assigned to Carrentals by Supplier for to identify bookings made via the direct connect interface(s) connecting Carrentals to Supplier, which IATA numbers may be amended from time to time in Supplier’s reasonable discretion, upon not less than thirty (30) days written notice to Expedia.

9.
Except as expressly amended by this Third Amendment, the Agreement shall remain in full force and effect.  Capitalized terms not defined in this Third Amendment are defined in the Agreement.  All signed copies of this Third Amendment shall be deemed originals. All terms and conditions set forth in the Agreement and not explicitly amended, modified, or deleted herein shall remain in full force and effect.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
Dollar Thrifty Automotive Group, Inc.

IN WITNESS WHEREOF, the parties have executed this Third Amendment effective as of the Third Amendment Effective Date set forth above.

Expedia, Inc.	Dollar Thrifty Automotive Group, Inc.
individually and on behalf of Travelscape, LLC	individually and on and on behalf of its subsidiaries, Affiliates and licensees

(s) Glen Wallace	(s) R. Scott Anderson
Name: Glen Wallace	Name:	R. Scott Anderson
Title: VP, Transport Strategy	Title:	Sr. Executive VP
Date: 6/16/2011	Date:	6/16/2011

Carrentals LLC

(s) Glenn Wallace
Name: Glenn Wallace
Title: VP, Transport Strategy
Date: 6/16/2011

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Confidential Treatment Requested by
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EXHIBIT I

CARRENTALS BOOKING CHANNELS

●	For purposes of this Agreement, this Agreement includes car reservations booked via the direct connect interface(s) connecting Carrentals to Supplier and referencing the following IATA Numbers:

[***]

[***]

         Any third party that facilitates the booking of car rentals through Expedia and those IATA numbers specified above.

A CERTAIN PORTION OF THIS EXHIBIT, WHICH IS INDICATED BY "***" HAS BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND SUCH PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.